     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 18, 2001


                                                      REGISTRATION NO. 333-63690
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 2

                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                TALX CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             MISSOURI                      1850 BORMAN COURT                      43-0988805
 (STATE OR OTHER JURISDICTION OF       ST. LOUIS, MISSOURI 63146               (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)             (314) 214-7000                  IDENTIFICATION NO.)
                                   (ADDRESS, INCLUDING ZIP CODE, AND
                                    TELEPHONE NUMBER, INCLUDING AREA
                                    CODE, OF REGISTRANT'S PRINCIPAL
                                           EXECUTIVE OFFICES)

                              WILLIAM W. CANFIELD
                CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                TALX CORPORATION
                               1850 BORMAN COURT
                           ST. LOUIS, MISSOURI 63146
                                 (314) 214-7000
                              FAX: (314) 214-7588
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------

                        COPIES OF ALL CORRESPONDENCE TO:

           WALTER L. METCALFE, JR., ESQ.                        JOHN R. UTZSCHNEIDER, ESQ.
               R. RANDALL WANG, ESQ.                                 BINGHAM DANA LLP
                  BRYAN CAVE LLP                                    150 FEDERAL STREET
          211 NORTH BROADWAY, SUITE 3600                        BOSTON, MASSACHUSETTS 02110
          ST. LOUIS, MISSOURI 63102-2750                              (617) 951-8000
                  (314) 259-2000                                    FAX: (617) 951-8736
                FAX: (314) 259-2020

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
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

                                EXPLANATORY NOTE

This Amendment No. 2 is filed pursuant to Rule S-T 104(c) to replace a flawed unofficial PDF copy of Amendment No. 1 to the Registration Statement on Form S-3 filed with the Securities and Exchange Commission on July 13, 2001. The unofficial PDF copy omitted a graphical table appearing on the inside front cover of the prospectus due to printer error. The official filing of Amendment No. 1 to the Registration Statement on Form S-3 remains in full force and effect and is not altered or affected by this Amendment No. 2, including without limitation the Exhibits attached thereto and the preliminary prospectus dated July 13, 2001.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on July 18, 2001.

                                          TALX Corporation

                                          By: /s/ CRAIG N. COHEN
                                            ------------------------------------
                                              Craig N. Cohen,
                                              Vice President -- Application
                                              Services and Software, Chief
                                              Financial Officer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                  SIGNATURE                                     TITLE                        DATE
                  ---------                                     -----                        ----
/s/ WILLIAM W. CANFIELD*                        Chairman, President, Chief Executive     July 18, 2001
---------------------------------------------   Officer and Director (Principal
William W. Canfield                             Executive Officer)

/s/ RICHARD F. FORD*                            Director                                 July 18, 2001
---------------------------------------------
Richard F. Ford

/s/ CRAIG E. LABARGE*                           Director                                 July 18, 2001
---------------------------------------------
Craig E. LaBarge

/s/ EUGENE M. TOOMBS*                           Director                                 July 18, 2001
---------------------------------------------
Eugene M. Toombs

/s/ M. STEVE YOAKUM*                            Director                                 July 18, 2001
---------------------------------------------
M. Steve Yoakum

/s/ CRAIG N. COHEN                              Vice President -- Application Services   July 18, 2001
---------------------------------------------   and Software, Chief Financial Officer
Craig N. Cohen                                  and Secretary (Principal Financial
                                                Officer)

/s/ L. KEITH GRAVES*                            Managing Director of Finance and         July 18, 2001
---------------------------------------------   Controller (Principal Accounting
L. Keith Graves                                 Officer)

*By: /s/ CRAIG N. COHEN
--------------------------------------------
     Craig N. Cohen
     Attorney-in-Fact
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